UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2005
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      001-31566                42-1547151
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                      07306-4599
------------------------------------------                      ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.
                ---------------------------------------------

     On July 28, 2005, Provident Financial Services, Inc. (the "Company") issued a press release reporting its financial results for the three months and six months ended June 30, 2005. A copy of the press release is attached as Exhibit
99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 7.01      Regulation FD Disclosure.
               -------------------------

     On July 27, 2005, the Company announced that its Board of Directors declared a $0.08 per common share dividend, payable on August 31, 2005 to stockholders of record on August 12, 2005, consistent with the prior quarter's cash dividend. In addition, the Board of Directors authorized the Company's third stock repurchase program to commence upon completion of the Company's current repurchase program, under which 683,000 shares remain to be purchased. The new stock repurchase program authorizes the repurchase of 5% of the current outstanding shares of common stock, par value $0.01 per share, or approximately
3.6 million shares.

     These announcements were included as part of the press release announcing financial results issued by the Company on July 28, 2005 and attached as Exhibit
99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (c)  Exhibits.

               Exhibit No.      Description
               -----------      -----------

                  99.1 Press release issued by the Company on July 28, 2005 announcing its financial results for the three months and six months ended June 30, 2005, the declaration of a quarterly cash dividend and the authorization of a stock repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.



DATE:  July 28, 2005                  By:   /s/ Paul M. Pantozzi
                                            ------------------------------------
                                            Paul M. Pantozzi
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------
 99.1           Press release issued by the Company on July 28, 2005 announcing its financial results for the three months and six months ended
                June 30, 2005, the declaration of a quarterly cash dividend and the authorization of a stock repurchase program.